MERRILL LYNCH LIFE INSURANCE COMPANY

Merrill Lynch Life Variable Annuity
Separate Account D
Supplement Dated March 13, 2008
to the
Prospectus For
INVESTOR CHOICE (IRA SERIES)
(Dated May 1, 2007)

ML LIFE INSURANCE COMPANY OF NEW YORK

ML of New York Variable Annuity
Separate Account D
Supplement Dated March 13, 2008
to the
Prospectus For
INVESTOR CHOICE (IRA SERIES)
(Dated May 1, 2007)

This supplement describes a change to the variable annuity contracts listed above (the “Contracts”) issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.

Effective as of the close of business on March 28, 2008, the subaccount investing in the Cohen & Steers Realty Income Fund, Inc. will be closed to allocations of new premium payments and incoming transfers of account value. If you allocate any portion of a new premium payment to the subaccount investing in the Cohen & Steers Realty Income Fund, Inc. after March 28, 2008, we will not accept the premium payment. We will also refuse to execute any transfers directed to the subaccount investing in the Cohen & Steers Realty Income Fund, Inc. after March 28, 2008.

This also means that if you are participating in any automatic investment program such as the Rebalancing Program, the Dollar Cost Averaging Program or the Automatic Investment Feature and currently have account value or contract value allocated to the subaccount investing in the Cohen & Steers Realty Income Fund, Inc., you must provide our Service Center with new allocation instructions for your automatic investment program as soon as possible. If we do not receive updated allocation instructions from you by the close of business on March 28, 2008, then your participation in any automatic investment program will terminate on that date.

Please note that if you elected an optional guaranteed benefit that imposes allocation guidelines and restrictions, you should discuss your reallocation from the Cohen & Steers Realty Income Fund, Inc. with your Financial Advisor to ensure that the composition of your updated allocations does not violate the allocation guidelines and restrictions.

If You are Enrolled in the Asset Allocation Program: If you are enrolled in the Asset Allocation Program and the model you selected has an allocation to the Cohen & Steers Realty Income Fund, Inc., the assets invested in this fund will be reallocated as part of the quarterly asset allocation reallocation process scheduled for March 31, 2008.

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If you have any questions, please contact your Financial Advisor, or call the Service Center (800) 535-5549 (for Contracts issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Contracts issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

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